UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2013

ENERGY FOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 13, 2013, Energy Focus, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and nine months ended September 30, 2013, and its plans to sell the “Fiberstars” pool product lines. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated in this Report by reference.

The information under this Item in this Report, as well as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information under this Item in this Report, and the Exhibit, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

The press release, furnished with this Report as Exhibit 99.1, includes forward-looking statements within the meaning of the federal securities laws with respect to the Company's future operations and, as such, concerns matters that are not historical facts. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such statements. Refer to Energy Focus, Inc.'s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2012, its quarterly reports of Form 10-Q, and other periodic filings for a description of the foregoing and other factors that could cause actual results to differ materially from those in the forward-looking statements. In addition, other risk factors include, but are not limited to, our ability to negotiate and enter into a definitive agreement to sell the Fiberstars business on terms acceptable to both parties; the receipt of lender consent to the sale; the occurrence of any other event, change or other circumstances that could give rise to the termination of a definitive agreement or the inability to complete the proposed transaction due to, among other things, the failure to satisfy the conditions set forth in a definitive agreement; that the proposed transaction disrupts Energy Focus' current plans and operations; our ability to manage expenses; our ability to reduce manufacturing overhead and general and administrative expenses as a percentage of sales; our ability to collect on doubtful accounts receivable; our ability to increase cash balances in future quarters; the cost of enforcing or defending intellectual property; unforeseen adverse competitive, economic or other factors that may impact our cash position; and risks associated with raising additional funds. The forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 13, 2013 announcing financial results for the third quarter ended September 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2013

ENERGY FOCUS, INC.

	By	/s/ Frank Lamanna
	Name:	Frank Lamanna
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 13, 2013 announcing financial results for the third quarter ended September 30, 2013.